EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of QNB Corp. (the "Corporation") for the period ended March 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Thomas J. Bisko, President and CEO, of the Corporation, certify, pursuant to 18 U.S.C. ss.1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that this periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:           May 6, 2005                            By: /s/  Thomas J. Bisko
      -------------------------------                      ---------------------
                                                           Thomas J. Bisko
                                                           President and CEO

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provide to QNB Corp. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.